UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2013 (October 28, 2013)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)                                 Effective October 28, 2013, James F. Flaherty III resigned as a member of the Board of Directors of HCP, Inc. (the “Company”).  Mr. Flaherty submitted a resignation letter dated October 28, 2013, stating that he was resigning from the Board because his vision for the direction of the Company has differed in the past and still differs today from that of the remaining Board members.

A copy of Mr. Flaherty’s resignation letter is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

No.	Description
99.1	Letter of resignation from the Board of Directors of HCP, Inc. of James F. Flaherty III, dated October 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2013

HCP, Inc.
(Registrant)

	By:	/s/ Troy E. McHenry
Troy E. McHenry
Senior Vice President — Legal and Human Resources & Assistant Corporate Secretary

EXHIBIT INDEX

No.	Description
99.1	Letter of resignation from the Board of Directors of HCP, Inc. of James F. Flaherty III, dated October 28, 2013.